UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

PROTHENA CORPORATION PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35676	98-1111119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Sir John Rogerson’s Quay, Block C

Grand Canal Docklands

Dublin 2, D02 VK60, Ireland

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 011-353-1-236-2500

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.01 per share	PRTA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2023, Prothena Corporation plc (the “Company”) held its annual general meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved an amendment (the “Amendment”) to the Prothena Corporation plc 2018 Long Term Incentive Plan, as amended (the “2018 LTIP”), which had previously been approved by the Company’s Board of Directors, subject to shareholder approval. The Amendment, which became effective on May 16, 2023, increased the number of ordinary shares authorized for issuance under the 2018 LTIP by 2,000,000 ordinary shares.

The Amendment is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 31, 2023 (the “Proxy Statement”), and that description of the Amendment included in the Proxy Statement is incorporated herein by reference. That description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 16, 2023, the Company held its Annual Meeting, at which the Company’s shareholders voted on the following proposals, each of which is described in the Proxy Statement:

Proposal No. 1: Election of Directors. The shareholders re-elected the following individuals to the Company’s Board of Directors to hold office until no later than the annual general meeting of shareholders in 2026.

Nominee	For	Against	Abstain	Broker Non-Votes
Helen S. Kim	46,679,519	57,113	3,143	3,199,572
Gene G. Kinney	46,523,477	213,725	2,573	3,199,572
Oleg Nodelman	35,242,673	11,493,863	3,239	3,199,572
Dennis J. Selkoe	46,506,731	230,399	2,645	3,199,572

Proposal No. 2: Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm for 2023 and Authorization of the Board of Directors to Approve the Remuneration of that Auditor. The shareholders ratified, in a non-binding vote, the appointment of KPMG LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2023, and authorized, in a binding vote, the Company’s Board of Directors, acting through its Audit Committee, to approve the remuneration of that auditor.

For	Against	Abstain
49,873,279	64,757	1,311

Proposal No. 3: Approval of Compensation of the Company’s Named Executive Officers. The shareholders approved, in a non-binding advisory vote, the compensation of the Company’s executive officers named in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
45,196,711	358,628	1,184,436	3,199,572

Proposal No. 4: Approval of an Amendment to the Company’s 2018 Long Term Incentive Plan. The shareholders approved the Amendment, which increases the number of ordinary shares available for issuance under the 2018 LTIP by 2,000,000 ordinary shares.

For	Against	Abstain	Broker Non-Votes
37,967,275	7,308,464	1,464,036	3,199,572

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1#	Fourth Amendment to the Prothena Corporation plc 2018 Long Term Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2023	PROTHENA CORPORATION PLC

	By:	/s/ Tran B. Nguyen
	Name:	Tran B. Nguyen
	Title:	Chief Strategy Officer and Chief Financial Officer